UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 23, 2017

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 23, 2017, Chesapeake Energy Corporation issued a press release reporting fourth quarter and full year 2016 financial and operational results and its 2017 outlook and capital expenditure program. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

During the preparation of its annual report on Form 10-K for the year ended December 31, 2016, the company identified pricing-related revisions to its estimates of proved reserves and the related present value of its future net revenues therefrom. These revisions impacted our previously reported impairment of oil and natural gas properties and related depreciation, depletion and amortization for each of the quarterly periods ended March 31, June 30 and September 30, 2016. Management evaluated the materiality of these revisions on a qualitative and quantitative basis and concluded that they were not material to the company’s previously issued interim financial statements. The impact to our impairment of oil and natural gas properties and depreciation, depletion and amortization from the revised estimates of proved reserves and the related present value of its future net revenues are set forth below:

	Three Months Ended (Unaudited)
	March 31, 2016	June 30, 2016	September 30, 2016
	($ in millions)
Impairment of oil and natural gas properties, previously reported	$853	$1,045	$433
Adjustment to impairment of oil and natural gas properties	131	30	28
Impairment of oil and natural gas properties, as revised	$984	$1,075	$461

	Three Months Ended (Unaudited)
	March 31, 2016	June 30, 2016	September 30, 2016
	($ in millions)
Oil, natural gas and NGL depreciation, depletion and amortization, previously reported	$271	$265	$255
Adjustment to oil, natural gas and NGL depreciation, depletion and amortization	(9)	12	(6)
Oil, natural gas and NGL depreciation, depletion and amortization, as revised	$262	$277	$249

The company will revise its quarterly financial data in its annual report on Form 10-K to reflect these revised amounts.

Chesapeake is completing its assessment of the effectiveness of its internal control over financial reporting as of December 31, 2016 and, as a result of the revisions discussed above, expects to report a material weakness in internal control over financial reporting in its annual report on Form 10-K. Further discussion of the material weakness and the related revisions to the company’s previously issued interim financial statements will be included in Chesapeake’s Form 10-K, which is expected to be filed on or before March 1, 2017 with the SEC.

The information in the press release is being furnished, not filed, pursuant to Item 2.02. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Chesapeake Energy Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 7.01 Regulation FD Disclosure.

On February 23, 2017, Chesapeake Energy Corporation will make a presentation about its fourth quarter and full year 2016 financial and operating results and its 2017 outlook and capital expenditure program, as noted in the press release described in Item 2.02 above. Chesapeake has posted the presentation on its website at http://www.chk.com/investors/presentations.

The information in the press release is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by Chesapeake Energy Corporation under the Securities Act of 1933, as amended, except as set forth by specific reference in such filing.

Item 9.01 Exhibits.

(d) Chesapeake Energy Corporation press release dated February 23, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date:   February 23, 2017

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Chesapeake Energy Corporation press release dated February 23, 2017